AGREEMENT BETWEEN OWNER AND OWNER'S REPRESENTATIVE

THIS AGREEMENT made is effective as of the 12th day of January, 2008, between VERGE LIVING CORPORATION, a Nevada corporation (the "Owner") and TWG CONSULTANTS, LLC a Nevada limited liability company (the "Owner's Representative").

1. TERM AND NATURE OF SERVICES: The Owner agrees to retain Owner's Representative as an agent for the purpose of rendering services as the owner's representative regarding the construction of the buildings and other improvements (collectively referred to as the "Improvements") which are to be constructed in Las Vegas, Nevada on Main and Bonanza Streets (the "Project"), for a term to coincide with the duration of the Project as determined by the Owner and as hereinafter set forth.

2. DUTIES OF OWNER'S REPRESENTATIVE: Subject to the direction, and, cooperation of the Owner, the Owner's Representative shall:

(a) Search for professional consultants to assist in the completion of the design and drawings including:

i. Assist with the design professionals and general contractor for Value Engineering recommendations provided by either of them;

ii. Documenting areas needing completion of design and providing such information to the Owner;

iii. Coordinating, on behalf of the Owner, the completion of the plans and the permitting.

(b) Coordinate and assist the Owner in obtaining building permits and special permits for permanent improvements, except for permits required to be obtained by the various contractors;

(c) Assist the Owner during pre-construction and construction of the Project, including but not limited to, providing coordination and communication between the Owner and the Architect, Engineer or General Contractor and attending meeting during all phases of preconstruction;

(d) Review, analyze and make recommendations to the Owner for the Owner decision on General Contractor's proposal(s) of the award of construction contracts or rejection of any bids or proposals;

(e) Report and consult with the Owner on construction decisions for the Project;

(f) Review with Owner requests for changes, assist Owner in negotiating contractor's proposals, submit recommendations to the Owner, and, if they are accepted, process appropriate Change Orders for the Owner on the Project;

(g) Act as the liaison between Owner and all governmental agencies;

(h) Prepare, monitor, review and coordinate the Projects pro-forma pricing and the ongoing financial performance against the pro-forma goals, including providing periodic summary reports of the cost compared with the Owner's budget;

(i) Monitoring and report scheduling information and updates, as received, to the Owner;

(j) Coordinate and communicate with Architect, Consultants, General Contractor, testing companies, life safety testing and other companies performing work on the Project, to facilitate completion of the Project and compliance with the Owner's requirements;

(k) Coordinate and monitor requirements of insurance for the Project;

(l) Assist Owner in planning production for pricing and construction;

(m) Review and make any comments or suggestions relative draws or payment requests submitted to Owner by General Contractor, Architect or Engineer;

(n) Monitor General Contractor's performance of the contract with the Owner;

(o) Attend General Contractor's job site meetings as needed, including meetings with subcontractors and/or suppliers;

(p) Review and assist Owner with processing of all proposed Change Orders, Requests for Information (RFI), Construction Change Directives (CCD), submittals, substitution requests, as-built drawings, and close-out documents;

(q) Monitor pre-lien notices received on the Project and any liens that may be filed against the Project; and

(r) Assist Owner with accounting functions, including but not limited to:

1. Payroll;
2. Personnel issues, including benefits;
3. Processing of draws;
4. Accounts Payable and Accounts Receivables;
5. Documentation relating to general contractors draw requests; and
6. Liaison with financial institutions regarding construction, inspections and funding draws, etc.

(s) Coordinate with the Owner, general contractor and design professional for punchlist preparation and review of punchlist items until final completion.

3. EXCLUDED SERVICES: At no times, shall Owner's Representative be required to render any professional services (including, without limitation intended, architectural, engineering or legal services), nor any construction services (including, without limitation

intended, general contracting services). Owner's Representative shall only act as the agent and representative of the Owner on the Project. To the extent that any of the responsibilities or duties set forth under this Agreement requires that the Owner's Representative hold a Nevada contractor's or other specialty license(s), then the Owner's Representative shall not be required to perform such duties or responsibilities.

4. OWNER'S DUTIES: The Owner shall continually and regularly cooperate with the Owner's Representative and provide all information that the Owner's representative needs as provided in this Agreement. The Owner's responsibility shall include but not be limited to the following:

(a) Give this Project complete priority and provide the Owner's Representative and others with timely responses and actions.

(b) Obtain ownership of the construction drawings and specifications; and, provide full access to those drawings and specifications for recommended revisions by outside consultants, design professionals and contractors as may be suggested by the Owner's Representative;

(c) Provide total funding for the entire Project, including the construction loan package to be put in place adequate for the payment of all costs and expenses relating to the Project;

(d) Provide complete access to financial institutions, the City of Las Vegas and other agencies for the Owner's Representative to be able to perform its duties as set forth in the Agreement;

(e) Meet with consultant, contractors and other persons involved in the Project as needed, and as recommended by the Owner's Representative;

(f) Provide timely responses to all requests for information, change order requests and other requests that may be may to enable the Project to proceed on schedule;

(g) Make timely payments of all costs and expenses and other compensation to Owner's Representative;

(h) Execute all contracts, appropriate change orders and other responses to requests made related to the Project timely;

(i) Provide full cooperation with all consultants, the general contractor and the Owner's Representative.

5. COMPENSATION: For the services performed under the Agreement the Owner shall pay the Owner's Representative the amount set forth on Exhibit "A" attached herein incorporated here and by reference. The Owner has provided an initial retainer of $30,000.00 to the Owner's Representative prior to the signing of this Agreement. The Owner's Representative shall invoice the Owner not less than monthly and all payments shall be made by the Owner to the Owner's Representative within 10 days from the date the invoice is delivered.

6. TERM OF THIS AGREEMENT: The term of this Agreement shall commence on the date of this Agreement and shall expire on the fifth anniversary of the date of this Agreement or six (6) months after the date of final completion of the Project, whichever date shall occur earlier unless sooner terminated. The Owner shall have the option the option to expand the Project to an adjacent or near area property and the Owner's Representatives shall have the option to serve in the same capacity on the expanded Project with terms as set forth in the Agreement, the compensation to be consistent with those in this Agreement for the expanded Project.

7. TERMINATE WITHOUT CAUSE: Either party may terminate this Agreement without cause, by a notice to the other party thirty days in advance with the effective date of termination. Upon termination, without cause, all payments, including all accumulated earned bonuses, shall be made on the effective date of the termination.

8. DEFAULT: If an act of default is committed by either Party and the defaulting Party fails to cure such default within thirty (30) days after receiving written notice thereof from the other Party, the non-defaulting Party may, at its option and without prejudice to any other rights or remedies provided hereunder or by law, terminate this Agreement by written notice to the other Party.

9. DISPUTE RESOLUTION: All disputes, claims or questions not resolved through mediation by Owner and Owner's Representative are subject to arbitration. If the request that any particular dispute, claim or question should be arbitrated is made by Owner or Owner's Representative, then the arbitration shall be effected as provided hereinafter, and the decision of such arbitration shall be binding on both Owner and Owner's Representative. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with the applicable law in any court having jurisdiction thereof.

Notice of the demand for arbitration shall be served and filed in writing with the other parties to this Agreement. The demand shall be made within a reasonable time after the dispute has arisen, but in no event shall this demand be later than the applicable statute of limitations. Both parties shall, within ten (10) days from the date of service of demand for arbitration, agree upon an arbitrator. If within this ten (10) day period the parties are unable to agree on a single arbitrator, then the parties will select an arbitrator in accordance with the Rules of the American Arbitration Association. The selection of the arbitrator shall be final and irrevocable and once an arbitrator is selected, the dispute submitted shall be resolved by arbitration and not litigation. The arbitration shall be held in Las Vegas, Nevada. The arbitration hearing shall be held within 45 days after the appointment of the arbitrator. The arbitrator is authorized to award to any party whose claims are sustained such sums as the arbitrator shall deem proper and shall compensate such party for the time and expense attributable to the arbitration proceeding, including any and all reasonable attorneys' fees, professional fees and costs expended, and if the arbitration was demanded without reasonable cause, the arbitrator may also award further damages in the discretion of the arbitrator. Unless otherwise agreed between the parties in writing, the arbitrator shall fix the arbitrator's compensation and shall assess such compensation, costs and charges of the proceedings upon either or both parties in the arbitrator's discretion.

10. ATTORNEYS' FEES: In the event of any disputes between the parties arising out of this Agreement, the prevailing party shall be allowed reasonable attorneys' fees and costs incurred in any negotiation, arbitration, mediation, litigation or any appeal therefrom.

11. NOTICES: Wherever provision is made in this Agreement for the giving, service or delivery of any notice, statement or other instrument, the same shall be deemed to have been duly given, served and delivered: (i) on the date personally delivered; (ii) on the third business day following the date on which mailed by United States registered or certified mail (return receipt requested), postage prepaid; (iii) on the first business day following the date on which mailed by United States Express Mail, postage pre-paid, or delivered to a commercially-responsible overnight courier which provides service between the point of origin and the point of destination; or (iv) immediately upon receipt of a facsimile transmission if transmitted during normal business hours, or if not transmitted during normal business hours, on the next business day following facsimile transmission to such person at his last known address or facsimile telephone number as shown below:

To Owner's Representative:	TWG Consultants, LLC 3040 Cheyenne Avenue, Ste 100 North Las Vegas, Nevada 89032 Telephone #: (702) 384-3932 Fax #: (702) 384-3920
To Owner:	Verge Living Corporation 516 N. Main Street Las Vegas, Nevada 89101 Telephone #: (702) 366-9987 Fax #: (702) 383-0048

or to such other addresses as may be designated by a party to this Agreement by notice given in accordance with the terms of this paragraph.

12. HEIRS AND ASSIGNS: This Agreement shall inure to the benefit of, and be binding upon, the heirs, executors, administrators and successors of the respective parties hereto.

13. ENTIRE AGREEMENT: This Agreement constitutes the sole and only agreement of the parties relating to the Project. All prior agreements, discussions and negotiations are incorporated herein. Each party whose signature appeared below acknowledges that he has read all of the provision of the foregoing Agreement, understands them, has sought or had the opportunity to seek independent advice regarding the legal effect of the provisions herein, and agrees to be bound by said provisions. This Agreement shall not be construed either for or against Owner or Owner's Representative, but this Agreement shall be interpreted in accordance with the general tenor of its language.

14. MODIFICATIONS/WAIVERS: This Agreement cannot be changed nor can any provision of this Agreement, or any right or remedy of any party, be waived orally. Changes and waivers can only be made in writing and the change or waiver must be signed by the party against whom the change or waiver is sought to be enforced. Any waiver of any provision of this Agreement, or any right or remedy, given on any one or more occasions shall not be deemed a waiver with respect to any other occasion.

15. INVALIDITY OF PROVISIONS: If any term or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

16. CAPTIONS: The captions contained in this Agreement were inserted for the convenience of reference only. They do not in any manner define, limit, or describe the provisions of this Agreement or the intentions of the parties.

17. GENDER/SINGULAR/PLURAL: Whenever masculine, feminine, neuter, singular, plural, conjunctive, or disjunctive terms are used in this Agreement, they shall be construed to read in whatever form is appropriate to make this Agreement applicable to all the parties and all circumstances, except where the context of this Agreement clearly dictates otherwise.

18. GOVERNING LAW: This Agreement is deemed and intended to be performed in the State of Nevada and the laws of Nevada shall govern its interpretation and effect. In case action is brought on this Agreement, it is agreed that venue of such action shall be in Clark County, State of Nevada.

19. COUNTERPARTS: This Agreement may be signed in one or more counterparts or duplicate signature pages with the same force and effect as if all required signatures were contained in a single original instrument. Any one or more such counterparts or duplicate signature pages may be removed from any one or more original copies of this Agreement and annexed to other counterparts or duplicate signature pages to form a completely executed original instrument.

20. WARRANT: The undersigned officer warrants that he is authorized and has authority to execute this Agreement on behalf of the respective limited liability company.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date set forth in the first paragraph of this Agreement.

Owner's Representative:

TWG Consultants, LLC,
A Nevada limited liability company

By: ______________________
Roy W. Holt

Its: Managing Member

Owner:

Verge Living Corporation
a Nevada corporation

By: ______________________

Its: PRESIDENT

2-20-2008

EXHIBIT "A"

COMPENSATION PAYABLE BY OWNER TO OWNER'S REPRESENTATIVE

The Owner shall pay the Owner's Representative the following amounts within ten days after invoicing on a monthly basis, unless the specific times are stated hereafter:

Direct Cost incurred by Owner's Representative included without limitation:

- Engineer and/or superintendent as needed only (estimated at $10,000.00 per month)

- Part-time secretary/admin person as needed only (estimated at $2,500.00 per month)

- Office overhead up to $20,000 per month for office staff, printing, legal, outside accounting, insurance, federal express, mail, express delivery, dedicated phone lines, cell phone for Superintendent and secretary/administrator, small equipment, office supplies, automobile mileage, etc.

2. To Owners Representative, $24,750.00 per month.

3. Additional compensation/bonus in the amount of $1,000,000.00 or 5% of EBTDA whichever is greater.

The additional compensation/bonus shall be paid as the work progresses at the rate of $1/24^{th}$ of the month commencing upon the funding of the Project construction loan, with the balance to be paid in full upon the receipt of temporary certificates of occupancy for 85% of the units.

4. In the event of litigation, arbitration or other dispute process, $200.00 per hour for each of Herman Eminger and Roy Holt and $100.00 per hour for each staff member of the Owner's Representative plus any and all direct cost incurred by the Owner's Representative.